Exhibit 99.2

EVOLENT HEALTH TO ACQUIRE IPG

-     Expected to Accelerate Evolent Health’s Position as a Leading Provider of Value-Based Specialty Care Solutions
-     Expands Evolent’s Value-Based Specialty Care Solutions Portfolio to Musculoskeletal Conditions
-     Expected to be Immediately Accretive to Adjusted EBITDA Margins and Cash Flow
-     Diversifies Customer Mix and Accelerates Entry into Commercial Line of Business

WASHINGTON, DC (June 29, 2022) – Evolent Health, Inc. (“Evolent” or “the Company”) (NYSE: EVH) today announced that it has entered into a definitive agreement to acquire IPG, a leading technology and services company providing surgical management solutions for musculoskeletal conditions, from TPG Growth, the middle market and growth equity platform of alternative asset firm TPG, for $375 million plus additional contingent consideration of up to $87 million. Upon close the IPG team and platform will be integrated into New Century Health.

Seth Blackley, Chief Executive Officer and Co-Founder of Evolent Health stated, “Today’s announcement represents an important step in Evolent’s journey to become a national leader in value-based specialty care solutions. The acquisition of IPG will expand Evolent’s specialty portfolio, add new customers, and increase our commercial insurance revenue mix. IPG is a leader in surgical cost management solutions with a focus on musculoskeletal cost and quality and adds unique clinical value and an enhanced financial profile to support our mission for our patients, providers, payers and shareholders.”

John Johnson, Chief Financial Officer of Evolent Health stated, “At closing, the IPG acquisition is expected to immediately enhance our Adjusted EBITDA margin and cash flow profile and is consistent with our objective of efficiently allocating capital to drive long-term value creation. IPG will add valuable relationships with national and regional commercial health plans across the country, as well as hundreds of partnerships with ambulatory surgery centers nationally.”

Vince Coppola, Chief Executive Officer of IPG said, “On behalf of IPG, we are excited to become part of a leading value-based specialty care solutions company. We look forward to working closely with the Evolent team to further accelerate our growth and innovation. This partnership creates significant opportunities for our business, our clients and our team.”

STRATEGIC RATIONALE

Expanding Specialty Focus:
•Accelerates Evolent’s core strategy to be a leading provider of value-based specialty care solutions.
•Expands Evolent’s specialty focus to include surgical cost management focusing on musculoskeletal conditions, adding to our specialty portfolio today of oncology, cardiology, and end-of-life care planning.

•Enables Evolent to more fully meet the value-based specialty needs of health plan and risk-bearing provider clients through an integrated and “turnkey” partner service approach

Anticipate an Enhanced Financial Profile for Evolent Health:
•Expect the transaction to be immediately accretive to Adjusted EBITDA margins and cash flow.
•Expect meaningful revenue cross-sell synergy opportunity with health plan and risk-bearing provider customers.
•Improves customer and revenue diversification, adds additional specialty end-markets and enhanced balance across both the Company’s book of risk and non-risk contracts and health plan revenue by line of business (i.e., Medicare, Medicaid and Commercial).

TRANSACTION DETAILS AND OUTLOOK

Acquisition of IPG
•Evolent will acquire IPG from TPG Growth for $375 million in cash, due at close. In addition, contingent consideration of up to $87 million may be paid based on future performance milestones for IPG.
•For Calendar Year 2022, IPG standalone financials are expected to be:
◦Revenue of $140 million.
◦Adjusted EBITDA of $25 million (approximately 18% margin).
◦Capital expenditures of $2 million.
•Annual sales growth for IPG is expected to be 20%+.
•The upfront valuation multiple for IPG equates to approximately 15-times IPG’s expected 2022 Adjusted EBITDA. Full achievement of the performance milestones would translate to an expected Adjusted EBITDA multiple of approximately 11-times the incremental consideration.
•This transaction is expected to close during the third quarter of 2022 and is subject to customary closing conditions.
•The Company expects to fund $250 million of the purchase price in cash, through a combination of $25 million cash on hand and proceeds from a new $225 million Five Year Senior Credit Facility provided by funds managed by the credit group of Ares Management.
•The balance of the upfront consideration will be in the form of newly issued Evolent common shares.

2022 Financial Outlook
•The Company reaffirmed its outlook for the second quarter of 2022 and full year 2022 before the acquisition of IPG, as originally issued on May 4, 2022.
•At closing, pro forma for the transaction, the Company is targeting trailing twelve-month net debt (excluding in-the-money convertible notes) to Adjusted EBITDA ratio of approximately 2.9-times and the Company anticipates targeting net leverage of under 2.5-times within twelve months following the close of the transaction.
•The Company expects to provide updated full year guidance incorporating the acquisition on its second quarter, 2022 earnings report and conference call in early August, assuming the acquisition has closed by such time.

Teleconference and Webcast

Management will host a conference call to discuss the acquisition on Wednesday, June 29, 2022 at 8:00 am Eastern Time.

A live link to the webcast of the call as well a presentation to accompany the call are available at the following location: http://ir.evolenthealth.com/event-calendar/default.aspx.

Shareholders and interested participants may also listen to a live broadcast of a conference call hosted by management. To participate, please dial 855-940-9467 or 412-317-6034 for international callers and referencing the "Evolent Health call" 15 minutes prior to the call. An audio playback of the conference call will be available on Evolent's investor relations website, ir.evolenthealth.com, for 90 days after the call.

About Evolent Health

Evolent Health (NYSE: EVH) delivers proven clinical and administrative solutions that improve whole-person health while making health care simpler and more affordable. Our solutions encompass total cost of care management, specialty care management, and administrative simplification. Evolent serves a national base of leading payers and providers, is the first company to receive the National Committee for Quality Assurance's Population Health Program Accreditation and is consistently recognized as a top place to work in health care nationally. Learn more about how Evolent is changing the way health care is delivered by visiting evolenthealth.com

About IPG

IPG is a leading provider of surgical cost management solutions, working with health plans, providers, surgical facilities, device manufacturers and patients across the country to improve quality and reduce costs for surgical procedures through optimization of the most effective site of care and device selection, resulting in more affordable high-quality care to consumers. For more information about IPG, call 866.753.0046, or visit www.ipg.com.

About TPG Growth

TPG Growth is the middle market and growth equity investment platform of TPG, the global alternative asset firm. With approximately $14.7 billion of assets under management, TPG Growth targets investments in a broad range of industries and geographies. TPG Growth has the deep sector knowledge, operational resources, and global experience to drive value creation, and help companies reach their full potential. The platform is backed by the resources of TPG, which has approximately $120 billion of assets under management. For more information, please visit www.tpg.com or on Twitter @TPG.

FORWARD-LOOKING STATEMENTS

Certain statements made in this press release and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to the closing of the IPG transaction (including the financing thereof), the ability of the transaction to accelerate our strategic objectives, expand our specialty focus and be better positioned to meet client needs, our expectations that the IPG transaction will be immediately accretive to Adjusted EBITDA margins and cash flow, provide meaningful revenue cross-sell synergy opportunity and improve customer and revenue diversification, our guidance and business outlook and future performance or financial results, including of IPG. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.
These statements are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others: risks and uncertainties related to the possibility that the closing of the IPG transaction may be delayed or may not occur, and the risk that litigation or other matters could affect the closing, the significant portion of revenue we derive from our largest partners, and the potential loss, non-renewal, termination or renegotiation of our relationship or contract with any significant partner, or multiple partners in the aggregate; evolution in the market for value-based care; uncertainty in the health care regulatory framework, including the potential impact of policy changes; our ability to offer new and innovative products and services; risks related to completed and future acquisitions, investments, alliances and joint ventures, divert management resources, or result in unanticipated costs or dilute our stockholders; the financial benefits we expect to receive as a result of the sale of certain assets of Passport may not be realized; the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including governmental funding reductions and other policy changes, enrollment numbers for our partners’ plans, premium pricing reductions, selection bias in at-risk membership and the ability to control and, if necessary, reduce health care costs; risks relating to our ability to maintain profitability for our total cost of care and New Century Health’s performance-based contracts and products, including capitation and risk-bearing contracts; our ability to effectively manage our growth and maintain an efficient cost structure, and to successfully implement cost cutting measures; changes in general economic conditions nationally and regionally in our markets, including inflation and economic and business conditions and the impact thereof on the economy resulting from the COVID-19 pandemic and other public health emergencies our ability to recover the significant upfront costs in our partner relationships; our ability to attract new partners and successfully capture new growth opportunities; the increasing number of risk-sharing arrangements we enter into with our partners; our ability to estimate the size of our target markets; our ability to maintain and enhance our reputation and brand recognition; consolidation in the health care industry; competition which could limit our ability to maintain or expand market share within our industry; risks related to governmental payer audits and actions, including whistleblower claims; our ability to partner with providers due to exclusivity provisions in our contracts; risks related to our offshore operations; our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements; our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel; the impact of additional goodwill and intangible asset impairments on our results of operations; our indebtedness, our ability to service our indebtedness, and our ability to obtain additional financing; our ability to achieve profitability in the future; the impact of litigation, including the ongoing class action lawsuit; material weaknesses in the future may impact our ability to conclude that our internal control over financial reporting is not effective and we may be unable to produce timely and accurate financial statements; restrictions and penalties as a result of privacy and data protection laws; data loss or corruption due to failures or errors in our systems and service disruptions at our data centers; restrictions and penalties as a result of privacy and data protection laws; adequate protection of our intellectual property, including trademarks; any alleged infringement, misappropriation or violation of third-party proprietary rights; our use of “open source” software; our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information; our reliance on third parties and licensed technologies; our ability to use, disclose, de-identify or license data and to integrate third-party technologies; our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our partners; our reliance on third-party vendors to host and maintain our technology platform; our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future; our ability to utilize benefits under the tax receivables agreement described herein; our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize; the terms of agreements between us and certain of our pre-IPO investors; the conditional conversion features of the 2024 and 2025 convertible notes, which, if triggered, could require us to settle the 2024 or 2025 convertible notes in cash; the potential volatility of our Class A common stock price; the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale; provisions in our second amended and restated certificate of incorporation and third amended and restated by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us; the ability of certain of our investors to compete with us without restrictions; provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees; and our intention not to pay cash dividends on our Class A common stock.

The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K") and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.

This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. The contents of this press release do not constitute legal, tax or business advice. Anyone reading this press release should seek advice based on their particular circumstances from independent legal, tax and business advisors.

Additional Information and Where to Find It:
Financial Details and Webcast
http://ir.evolenthealth.com/overview/

Information About Evolent Health
https://www.evolenthealth.com/

Contacts:

Evolent Health, Media Contact:
Media Relations
media@evolenthealth.com

Evolent Health, Investor Relations Contact:
Seth R. Frank
sfrank@evolenthealth.com
571-895-3919

IPG Media Contact:
kperry@ipg.com
404-849-1380

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